OMB APPROVAL
OMB Number:	3235-0570
Expires:	August 31, 2011
Estimated average burden
hours per response:	18.9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: November 1, 2007 to October 31, 2008

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

October 31, 2008

Classes A, B, C, I, and O

Global Equity Fund

■	ING Global Science and Technology Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholders,

We are in the midst of one of the most challenging periods ever faced by investors, and we at ING Funds are aware of the anxiety that you may be feeling at this time.

I want to assure you that we are actively engaged in monitoring the situation and are committed to keeping you fully informed of how the rapidly unfolding events around us may impact your investments with our company.

We recognize that the confidence of many investors is being tested, perhaps as never before. It is understandable that some of you may be second guessing your investment strategy due to these recent events. We encourage you to work with your investment professional and seek out their advice about your portfolio in light of the current conditions. But we also urge investors not to make rash decisions. ING Funds still believes that a well-diversified, globally allocated portfolio remains the most effective investment strategy of all. We ask that investors not lose sight of their commitment to the long-term.

We thank you for your support and confidence and we look forward to continuing to do business with you in the future.

Sincerely,

Shaun Mathews

CEO

ING Funds

November 7, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2008

For a while, as we reached the mid-way point of the fiscal year, it seemed as if the worst of the 10-month long global credit crisis had passed. But by October 31, 2008 the world’s credit markets were again staring into an ever deeper abyss of systemic failure. Global equities in the form of the Morgan Stanley Capital International (“MSCI”) World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below) plunged 30.90% in the six months ended October 31, 2008, (down 38.70% for the entire fiscal year). (The MSCI World® Index plunged 41.85% for the entire fiscal year, measured in US dollars.) In currencies, the dollar appreciated by 19.6% against the euro and 20.30% against the pound in the second half of the fiscal year, as the outlook for the Eurozone and UK economies grew increasingly stark. However, the dollar fell 6.00% against the Japanese yen as carry-trades (essentially short yen positions) were unwound with risk aversion soaring to new levels. The dollar’s movement against the euro, pound and Japanese yen for the entire fiscal year was 10.40%, 25.20% and (14.30)%, respectively. The price of oil peaked at about $147 in mid July 2008, but the combination of a strengthening dollar and fading demand drove it to less than half of that price on October 31, 2008.

As explained in our semi-annual report, the Federal Reserve Board (the “Fed”) reduced the federal funds rate by a cumulative 325 basis points (or 3.25%) and the discount rate by 400 basis points (or 4.00%) from August 2007 through April 2008. In the wake of Bear Stearns’ forced sale to JP Morgan in March, the discount window was opened to other primary dealers. April’s near 6.00% rise in global equities seemed like a giant sigh of relief.

But it soon became obvious that little had changed. The housing market continued its inexorable slide, with the Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) of house prices in 20 major cities reported in October as down a record 16.60%. In September, one in every 475 housing units in the country received a foreclosure notice. Banks continued to restrict credit and 30-year fixed mortgage rates reached a six-year high. By October, payrolls had fallen for nine consecutive months and the unemployment rate rose to 6.10%, a five-year high. Third quarter gross domestic product (“GDP”) registered its first decline since 2001.

Yet it was more crises in the financial sector that brought matters to a head.

In September 2008, the U.S. Department of Treasury (“Treasury”) took control of the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), putting them into “conservatorship”. Merrill Lynch and Wachovia were forced into the arms of stronger institutions, with official encouragement. Global insurer AIG received a massive government loan of $85 billion. But Lehman Brothers was left to file for Chapter 11 protection.

It was soon realized that allowing Lehman Brothers to fall threatened to turn a credit crisis into a credit market collapse. Short term Lehman Brothers commercial paper was widely held in money market funds, which now showed signs of turning their backs on commercial credit all together.

So, after more than one year of the credit crisis, nothing that had been tried had worked. The U.S. Government was now in the position of choosing winners and losers among financial institutions. Credit markets faced systemic collapse. A systemic remedy was called for.

On Friday, September 19, 2008, Treasury Secretary Paulson proposed a Troubled Asset Relief Plan (“TARP”) under which a $700 billion fund would be set up to buy illiquid mortgage securities from financial institutions. The following month he announced that $250 billion of the TARP fund would be used to recapitalize nine banks (evidently whether they liked it or not) and that the Federal Deposit Insurance Corporation (“FDIC”) would guarantee inter-bank debt.

Since then the London Interbank Offered Rate (“LIBOR”) has fallen every day and for now it appears that economies and markets will be able to confront the inevitable recession with at least a functioning credit system. But it was close.

Market movements for the period were defined by the trauma of its final two months.

In US fixed income markets, the Lehman Brothers® U.S. Aggregate Bond (“LBAB”) Index(3) of investment grade bonds fell 3.60% in the six month period ended October 31, 2008 (+0.30% for the entire fiscal year). But high yield bonds, represented by the Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index(4), acted more like equities, returning (24.90)% for the six month period ended October 31, 2008 (-25.40% for the entire fiscal year).

MARKET PERSPECTIVE:  YEAR ENDED OCTOBER 31, 2008

U.S. equities, represented by the Standard & Poor’s Composite Stock Price 500® (“S&P 500®”) Index(5) including dividends, returned (29.30)% for the six month period ended October 31, 2008 (down 36.10% for the entire fiscal year). Profits for S&P 500® companies suffered their fourth straight quarter of decline, led down by the financials sector. Amid record volatility, the low point was reached on October 27, 2008, after which the index recovered 14.00% to month-end.

In international markets, the MSCI Japan® Index(6) dropped 36.90% in the six months through October 31, 2008 (-46.70% for the entire fiscal year). The export dependent economy suffered from slowing global demand and a rising yen, while high food and (until later) energy prices, plus political deadlock, sapped domestic confidence. Japan’s longest postwar expansion came to an end with a quarterly decline in GDP of 0.70%. The MSCI Europe ex UK® Index(7) slumped 31.9% for the six months through October 31, 2008 (-41.80% for the entire fiscal year), beset by sharply falling economic activity and inflation at a 16-year high causing the European Central Bank (“ECB”) to raise interest rates as late as July. But by October 2008, with GDP officially in decline, the ECB was reducing them again. In the UK, the MSCI UK® Index(8) fell 25.50% for the six months through October 31, 2008 (-32.70% for the entire fiscal year). Quarterly GDP declined by 0.50%, the most in sixteen years. The slide in house prices was accelerating. As everywhere else, lenders were tightening their rules and banks were in trouble. As our fiscal year ended, the government was buying large stakes in banks for its own account.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-

family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The LBAB Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND	PORTFOLIO MANAGERS’ REPORT

ING Global Science and Technology Fund (the ‘‘Fund’’) seeks long-term capital appreciation. The Fund is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, PhD, Managing Director and Portfolio Manager and Jean M. Rosenbaum, Managing Director and Portfolio Manager of BlackRock Advisors, LLC — the Sub-Adviser.

Performance: For the year ended October 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (38.35)% compared to the Standard & Poor’s 500® Composite Stock Price Index(1) (‘‘S&P 500® Index’’) and the NYSE Arca Tech 100 Index®(2), which returned (36.10)% and (35.78)%, respectively for the same period.

Portfolio Specifics: Over the past year, global equity markets experienced significant losses amidst unprecedented distress in the financial system, record levels of volatility, and fears of global recession. Throughout the sell off, there were few if any places to hide in equities; it was quickly recognized that the credit issues beginning within the financial sector permeated into non-financial companies and had significant impact on the real economy. As the past year began with the first rate cuts since July 2003, the Federal Reserve Board (the “Fed”) has since cut the federal funds target rate by 350 basis points (or 3.50%). Additionally, the U.S. Government approved a consumer stimulus package, created a variety of new facilities to shore up short-term funding markets, and bailed out institutions deemed too large to fail. Financials and consumer discretionary stocks continued their descent due to declines within housing and credit, while technology shares were not spared the selling pressure as global business activity slowed and end-client budgets were expected to be cut.

Underperformance relative to the benchmark was in part due to weakness in stock selection. Conversely, allocation effects were positive in aggregate. Stock selection was notably weak within technology, while positions within healthcare and telecommunication services somewhat offset this. Allocation results were mainly from holding cash in a down market, despite currency hedges detracting and sector effects being nearly neutral.

Within information technology, underperformance was most pronounced within systems software and semiconductors. Microsoft Corp. and Symantec Corp. were both down over 30 percent within systems software, while Intel Corp. and Broadcom Corp. were down close to 40 percent within semiconductors on weaker sales growth. Stock selection within biotechnology and health care equipment boosted relative results for the year, led by solid performance from Pharmion in biotechnology and Varian Medical Systems, Inc within health care equipment. Positioning among wireless telecommunication services names also contributed to performance with Syniverse Holdings, Inc. returning over 20 percent during the time period.

From an allocation perspective, an overweight to the pharmaceuticals sector hindered the Fund’s relative returns as it underperformed the broader benchmark due to investor concerns over patent expiration risks and weak pipelines. Stronger allocation effects were found within information technology as the Fund held underweights to the poorly performing applications software and data processing & outsourced services sub-industries.

Current Strategy and Outlook: The Fund has become defensively positioned over the time period as we have moved towards a more neutral sector weighting and risk positioning within information technology. At period-end, the Fund was invested in information technology, health care, industrials, telecommunication services, and the remainder distributed among consumer discretionary and consumer staples sectors. Within information technology, the Fund’s primary overweights versus the NYSE Arca Tech 100 Index® were in semiconductors, systems software, and home entertainment software; significant underweights were in applications software, data processing

& outsourced services and computer storage & peripherals. Inside the healthcare portion of the Fund, the Fund held an above-benchmark allocation to healthcare equipment & supplies and a below-benchmark weighting in life sciences tools, biotechnology and pharmaceuticals. Further, we maintained the Fund’s overweight in telecommunication services, in areas we believe have growth potential and resiliency to economic contraction.

(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(2)

The NYSE Arca Tech 100 IndexSM is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different sub sectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of October 31, 2008

(as a percent of net assets)

International Business Machines Corp.	4.7%
Apple, Inc.	3.8%
Hewlett-Packard Co.	3.1%
Intel Corp.	3.0%
Amgen, Inc.	3.0%
Oracle Corp.	2.8%
Qualcomm, Inc.	2.7%
Genentech, Inc.	2.6%
Medtronic, Inc.	2.3%
Lockheed Martin Corp.	2.3%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL SCIENCE AND TECHNOLOGY FUND

Average Annual Total Returns for the Periods Ended October 31, 2008
	1 Year	5 Year	Since Inception of Class A, B, C and I March 1, 2000	Since Inception of Class O August 6, 2001
Including Sales Charge:
Class A(1)	(41.89)%	(2.72)%	(12.18)%	—
Class B(2)	(41.95)%	(2.71)%	(12.25)%	—
Class C(3)	(39.43)%	(2.33)%	(12.31)%	—
Class I	(38.14)%	(1.31)%	(11.34)%	—
Class O	(38.46)%	(1.60)%	—	(4.85)%
Excluding Sales Charge:
Class A	(38.35)%	(1.55)%	(11.58)%	—
Class B	(38.90)%	(2.31)%	(12.25)%	—
Class C	(38.81)%	(2.33)%	(12.31)%	—
Class I	(38.14)%	(1.31)%	(11.34)%	—
Class O	(38.46)%	(1.60)%	—	(4.85)%
S&P 500® Index(4)	(36.10)%	0.26%	(2.23)%	(1.26	)%(6)
NYSE Arca Tech 100 IndexSM(5)	(35.78)%	(0.04)%	(6.22)%	(0.41	)%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Science and Technology Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.
(5)

The NYSE Arca Tech 100 IndexSM is a multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

(6)	Since Inception performance for index is shown from August 1, 2001.

Prior to January 2004, the Fund was advised by a different sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2008 to October 31, 2008. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Global Science and Technology Fund	Beginning Account Value May 1, 2008	Ending Account Value October 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2008*
Actual Fund Return
Class A	$1,000.00	$713.70	1.75%	$7.54
Class B	1,000.00	710.80	2.50	10.75
Class C	1,000.00	709.50	2.50	10.74
Class I	1,000.00	714.00	1.50	6.46
Class O	1,000.00	712.20	1.75	7.53
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.34	1.75%	$8.87
Class B	1,000.00	1,012.57	2.50	12.65
Class C	1,000.00	1,012.57	2.50	12.65
Class I	1,000.00	1,017.60	1.50	7.61
Class O	1,000.00	1,016.34	1.75	8.87

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Global Science and Technology Fund, a series of ING Series Fund, Inc., as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Global Science and Technology Fund as of October 31, 2008, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 29, 2008

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008

ASSETS:
Investments in securities at value+*	$53,649,402
Short-term investments**	6,370,969
Cash	1,110,927
Foreign currencies at value***	126,403
Receivables:
Investment securities sold	154,014
Fund shares sold	60,360
Dividends and interest	44,326
Unrealized appreciation on forward foreign currency contracts	24,683
Prepaid expenses	28,324
Reimbursement due from manager	67,343

Total assets	61,636,751

LIABILITIES:
Payable for investment securities purchased	117,839
Payable for fund shares redeemed	82,114
Payable upon receipt of securities loaned	6,490,872
Unrealized depreciation on forward foreign currency contracts	57,383
Payable to affiliates	67,482
Payable for directors fees	23,966
Other accrued expenses and liabilities	144,257

Total liabilities	6,983,913

NET ASSETS	$54,652,838

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$87,022,666
Accumulated net investment income	32,850
Accumulated net realized loss on investments and foreign currency related transactions	(22,313,486)
Net unrealized depreciation on investments and foreign currency related transactions	(10,089,192)

NET ASSETS	$54,652,838

+ Including securities loaned at value	$6,329,104
* Cost of investments in securities	$63,589,321
** Cost of short-term investments	$6,490,872
*** Cost of foreign currencies	$123,775

See Accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2008 (CONTINUED)

Class A:
Net assets	$17,416,857
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	5,066,988
Net asset value and redemption price per share	$3.44
Maximum offering price per share (5.75%)(1)	$3.65
Class B:
Net assets	$2,667,459
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	828,625
Net asset value and redemption price per share(2)	$3.22
Maximum offering price per share	$3.22
Class C:
Net assets	$1,894,500
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	592,451
Net asset value and redemption price per share(2)	$3.20
Maximum offering price per share	$3.20
Class I:
Net assets	$4,547,849
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,293,613
Net asset value and redemption price per share	$3.52
Maximum offering price per share	$3.52
Class O:
Net assets	$28,126,173
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	8,171,320
Net asset value and redemption price per share	$3.44
Maximum offering price per share	$3.44

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2008

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$684,107
Interest	73,031
Securities lending income, net	143,656

Total investment income	900,794

EXPENSES:
Investment management fees	859,874
Distribution and service fees:
Class A	70,719
Class B	59,804
Class C	26,168
Class O	99,854
Transfer agent fees	379,714
Administrative service fees	65,514
Shareholder reporting expense	164,859
Registration fees	67,403
Professional fees	41,654
Custody and accounting expense	30,318
Directors fees	27,149
Miscellaneous expense	8,681

Total expenses	1,901,711
Net waived and reimbursed fees	(416,827)
Brokerage commission recapture	(107)

Net expenses	1,484,777

Net investment loss	(583,983)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized loss on:
Investments	(508,075)
Foreign currency related transactions	(506,320)

Net realized loss on investments and foreign currency related transactions	(1,014,395)

Net change in unrealized appreciation or depreciation on:
Investments	(35,756,804)
Foreign currency related transactions	172,586

Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(35,584,218)

Net realized and unrealized loss on investments and foreign currency related transactions	(36,598,613)

Decrease in net assets resulting from operations	$(37,182,596)

* Foreign taxes withheld	$37,181

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2008	Year Ended October 31, 2007
FROM OPERATIONS:
Net investment loss	$(583,983)	$(871,320)
Net realized gain (loss) on investments and foreign currency related transactions	(1,014,395)	8,216,770
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(35,584,218)	13,413,593

Increase (decrease) in net assets resulting from operations	(37,182,596)	20,759,043

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	32,748,051	36,506,785
Cost of shares redeemed	(44,135,879)	(32,083,556)

Net increase (decrease) in net assets resulting from capital share transactions	(11,387,828)	4,423,229

Net increase (decrease) in net assets	(48,570,424)	25,182,272

NET ASSETS:
Beginning of year	103,223,262	78,040,990

End of year	$54,652,838	$103,223,262

Undistributed net investment income at end of year	$32,850	$187,129

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Year Ended October 31,				Five Months Ended October 31, 2004(1)	Year Ended May 31, 2004
	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$5.58	4.38	3.83	3.47	3.61	3.07
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.05)	(0.04)	(0.04)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	$(2.11)	1.25	0.59	0.40	(0.12)	0.60
Total from investment operations	$(2.14)	1.20	0.55	0.36	(0.14)	0.54
Net asset value, end of period	$3.44	5.58	4.38	3.83	3.47	3.61
Total Return(2)%	(38.35)	27.40	14.36	10.37	(3.88)	17.59
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,417	38,934	34,249	32,146	32,782	35,601
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.26	2.09	2.09	2.10	2.04	2.25
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.75	1.75	1.75	1.75	1.75	1.82
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.75	1.75	1.75	1.75	1.75	1.82
Net investment loss after expense waiver and brokerage commission recapture(3)(4)%	(0.66)	(0.96)	(0.89)	(1.03)	(1.53)	(1.63)
Portfolio turnover rate %	89	87	140	128	48	121

	Class B
	Year Ended October 31,				Five Months Ended October 31, 2004(1)	Year Ended May 31, 2004
	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$5.27	4.16	3.67	3.34	3.50	3.00
Income (loss) from investment operations:
Net investment loss	$(0.07)*	(0.08)*	(0.07)*	(0.07)	(0.03)	(0.09)
Net realized and unrealized gain (loss) on investments	$(1.98)	1.19	0.56	0.40	(0.13)	0.59
Total from investment operations	$(2.05)	1.11	0.49	0.33	(0.16)	0.50
Net asset value, end of period	$3.22	5.27	4.16	3.67	3.34	3.50
Total Return(2)%	(38.90)	26.68	13.35	9.88	(4.57)	16.67
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,667	10,888	10,851	11,740	13,632	15,452
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	3.01	2.84	2.84	2.85	2.79	3.00
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	2.50	2.50	2.50	2.50	2.50	2.57
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	2.50	2.50	2.50	2.50	2.50	2.57
Net investment loss after expense waiver and brokerage commission recapture(3)(4)%	(1.46)	(1.71)	(1.65)	(1.77)	(2.27)	(2.38)
Portfolio turnover rate %	89	87	140	128	48	121

(1)	The Fund changed its fiscal year end to October 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Year Ended October 31,				Five Months Ended October 31, 2004(1)	Year Ended May 31, 2004
	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$5.23	4.14	3.65	3.33	3.48	2.97
Income (loss) from investment operations:
Net investment loss	$(0.06)	(0.08)*	(0.07)	(0.07)	(0.03)	(0.09)
Net realized and unrealized gain (loss) on investments	$(1.97)	1.17	0.56	0.39	(0.12)	0.60
Total from investment operations	$(2.03)	1.09	0.49	0.32	(0.15)	0.51
Net asset value, end of period	$3.20	5.23	4.14	3.65	3.33	3.48
Total Return(2)%	(38.81)	26.33	13.42	9.61	(4.31)	17.17
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,895	3,253	3,576	3,611	3,924	4,656
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	3.01	2.84	2.84	2.85	2.79	3.00
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	2.50	2.50	2.50	2.50	2.50	2.57
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	2.50	2.50	2.50	2.50	2.50	2.57
Net investment loss after expense waiver and brokerage commission recapture(3)(4)%	(1.40)	(1.75)	(1.65)	(1.77)	(2.27)	(2.38)
Portfolio turnover rate %	89	87	140	128	48	121

	Class I
	Year Ended October 31,				Five Months Ended October 31, 2004(1)	Year Ended May 31, 2004
	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$5.69	4.46	3.89	3.51	3.65	3.09
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.03)	(0.03)*	(0.03)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	$(2.15)	1.26	0.60	0.41	(0.12)	0.61
Total from investment operations	$(2.17)	1.23	0.57	0.38	(0.14)	0.56
Net asset value, end of period	$3.52	5.69	4.46	3.89	3.51	3.65
Total Return(2)%	(38.14)	27.58	14.65	10.83	(3.84)	18.12
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,548	5,645	2,316	10,096	8,911	9,463
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.01	1.84	1.84	1.85	1.79	2.00
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.50	1.50	1.50	1.50	1.50	1.57
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.50	1.50	1.50	1.50	1.50	1.57
Net investment loss after expense waiver and brokerage commission recapture(3)(4)%	(0.39)	(0.65)	(0.75)	(0.78)	(1.28)	(1.38)
Portfolio turnover rate %	89	87	140	128	48	121

(1)	The Fund changed its fiscal year end to October 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Year Ended October 31,				Five Months Ended October 31, 2004(1)	Year Ended May 31, 2004
	2008	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$5.59	4.39	3.84	3.48	3.62	3.08
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.04)	(0.03)	(0.03)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	$(2.12)	1.24	0.58	0.39	(0.12)	0.58
Total from investment operations	$(2.15)	1.20	0.55	0.36	(0.14)	0.54
Net asset value, end of period	$3.44	5.59	4.39	3.84	3.48	3.62
Total Return(2)%	(38.46)	27.33	14.32	10.34	(3.87)	17.53
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$28,126	44,503	27,049	15,702	11,808	11,509
Ratios to average net assets:
Gross expenses prior to expense waiver and brokerage commission recapture(3)%	2.26	2.09	2.09	2.10	2.04	2.23
Net expenses after expense waiver and prior to brokerage commission recapture(3)(4)%	1.75	1.75	1.75	1.75	1.75	1.80
Net expenses after expense waiver and brokerage commission recapture(3)(4)%	1.75	1.75	1.75	1.75	1.75	1.80
Net investment loss after expense waiver and brokerage commission recapture(3)(4)%	(0.64)	(0.93)	(0.87)	(1.04)	(1.53)	(1.61)
Portfolio turnover rate %	89	87	140	128	48	121

(1)	The Fund changed its fiscal year end to October 31.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. There are sixteen separate active investment series, which comprise the Company. This report is for ING Global Science and Technology Fund (”Global Science and Technology” or the “Fund”) which is a diversified series of the Company.

The investment objective of the Fund is discussed in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Fund (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to the Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to the Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.	Forward Foreign Currency Transactions and Futures Contracts. The Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Fund may enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies or to help protect Fund assets against adverse changes in foreign currency exchange rates. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Fund records distributions to its shareholders on ex-dividend date. The Fund pays dividends and capital gains, to the extent available, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making the determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.	Securities Lending. The Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund.

J.	Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sale of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K.

Illiquid and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.	When-Issued Securities and Delayed-Delivery Transactions. The Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund is required to segregate liquid assets sufficient to cover the purchase price.

M.	Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended October 31, 2008, the cost of purchases and proceeds from the sales of securities, excluding U.S. Government and short-term securities, were $69,352,156 and $77,467,361, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rates:

1.050% on the first $500 million, 1.025% on the next $500 million and 1.000% in excess of $1 billion.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by a fund will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by a fund. These fees are not subject to recoupment. For the year ended October 31, 2008, the Fund did not invest any end-of-day cash balances into ING Institutional Prime Money Market Fund and therefore there were no such management fees waived for the Fund.

BlackRock Advisors, LLC (“BlackRock”), a Delaware limited liability company, serves as the sub-adviser to Global Science and Technology pursuant to a sub-advisory agreement between the Investment Adviser and BlackRock.

Subject to such policies as the Board or the Investment Adviser may determine, BlackRock manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”) acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Funds Distributor, LLC (“IFD” or “Distributor”) is the principal underwriter for the Fund. The Distributor, IFS and ING Investments are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position, creating a strong buffer to navigate the current market and economic environment. ING Groep will issue non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C	Class O
0.25%	1.00%	1.00%	0.25%

Presently, the Fund’s class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class A, Class B, Class C and Class O shares. For the year ended October 31, 2008, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$1,926	N/A
Contingent Deferred Sales Charges	$—	$401

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At October 31, 2008, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$49,826	$3,796	$13,860	$67,482

At October 31, 2008, ING National Trust, an indirect wholly-owned subsidiary of ING Groep, owned 10.11% of the Fund. ILIAC, an indirect wholly-owned subsidiary of ING Groep, owned 5.49% of the Fund.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Class A	Class B	Class C	Class I	Class O
1.75%	2.50%	2.50%	1.50%	1.75%

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for the Fund.

As of October 31, 2008, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

October 31,
2009	2010	2011	Total
$269,581	$283,838	$416,827	$970,246

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

credit agreement (the “Credit Agreement”) with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Fund; and (3) enable the Fund and such other funds to meet other emergency expenses as defined in the Credit Agreement. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion

of the committed line amount. The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended October 31, 2008, the Fund did not have any loans outstanding under the line of credit.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Global Science and Technology (Number of Shares)
Shares sold	2,299,408	1,855,235	99,921	177,444
Shares redeemed	(4,207,749)	(2,694,708)	(1,339,161)	(714,997)

Net decrease in shares outstanding	(1,908,341)	(839,473)	(1,239,240)	(537,553)

Global Science and Technology ($)
Shares sold	$11,114,147	$9,117,620	$457,622	$818,584
Shares redeemed	(19,910,212)	(12,738,084)	(6,046,838)	(3,235,064)

Net decrease	$(8,796,065)	$(3,620,464)	$(5,589,216)	$(2,416,480)

	Class C		Class I
	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2008	Year Ended October 31, 2007
Global Science and Technology (Number of Shares)
Shares sold	133,754	114,744	588,085	642,013
Shares redeemed	(162,948)	(356,708)	(285,793)	(169,939)

Net increase (decrease) in shares outstanding	(29,194)	(241,964)	302,292	472,074

Global Science and Technology ($)
Shares sold	$581,481	$534,668	$2,676,875	$3,020,647
Shares redeemed	(711,162)	(1,573,873)	(1,339,530)	(838,805)

Net increase (decrease)	$(129,681)	$(1,039,205)	$1,337,345	$2,181,842

	Class O
	Year Ended October 31, 2008	Year Ended October 31, 2007
Global Science and Technology (Number of Shares)
Shares sold	3,721,989	4,680,782
Shares redeemed	(3,512,278)	(2,881,738)

Net increase in shares outstanding	209,711	1,799,044

Global Science and Technology ($)
Shares sold	$17,917,926	$23,015,266
Shares redeemed	(16,128,137)	(13,697,730)

Net increase	$1,789,789	$9,317,536

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008 (CONTINUED)

NOTE 10 — CONCENTRATION OF RISKS

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

Science and Technology — Global Science and Technology Fund’s focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund’s performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Fund can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Fund bears the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of October 31, 2008, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities. Subsequent to October 31, 2008, the Fund agreed, in principle, to the terms of capital support extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Fund’s continued lending of securities. The recorded value of the Fund’s investment in the BICR Fund will include the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC.

Generally, in the event of counterparty default, the Fund has the right to use the collateral offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Fund. At October 31, 2008, the

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008 (CONTINUED)

NOTE 11 — SECURITIES LENDING (continued)

following Funds had securities on loan with the following market values:

Value of Securities Loaned	Value of Collateral
$6,329,104	$6,370,969

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of October 31, 2008:

Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains
$(45,648,830)	$429,704	$45,219,126

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Fund paid no dividends or distributions during the years ended October 31, 2008 and October 31, 2007.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2008 were:

Unrealized Depreciation	Capital Loss Carryforwards	Expiration Dates
$(11,022,445)	$(6,376,213)	2009
	(618,714)	2010
	(8,286,525)	2011
	(5,162,098)	2012
	(903,833)	2013

	$(21,347,383)*

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTE 13 — SUBSEQUENT EVENTS

On November 11, 2008, the Board approved an extension of the unsecured committed revolving line of credit agreement (the “Credit Agreement”) with Citibank, N.A. for an aggregate amount of $100,000,000. The Credit Agreement was extended for an additional thirty-day period, terminating on December 18, 2008. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin.

A shareholder meeting will be held on January 22, 2009 to vote the proposed reorganization of the Fund with and into ING MidCap Opportunities Fund. In connection with shareholder approval of this merger, ING Investment Management Co. (“INGIM”) will begin serving as the Sub-Adviser to the Fund prior to the merger. If approved, the merger is expected to take place on or about February 7, 2009. For further information please see the Form N-14 filing with the Securities and Exchange Commission filed on December 3, 2008.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own

NOTES TO FINANCIAL STATEMENTS AS OF OCTOBER 31, 2008 (CONTINUED)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of October 31, 2008, management of the Fund has determined SFAS No. 157 will not materially impact the manner in which the Fund determines the value of investments but will require additional disclosures.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of October 31, 2008, management of the Fund is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

On September 12, 2008, the FASB issued FASB Staff Position (“FSP”) No. 133-1 and FASB Interpretation Number (“FIN”) 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161.” The FSP is intended to improve disclosures about credit derivatives by requiring more information about the potential adverse effects of changes in credit risk on the financial position, financial performance, and cash flows of the sellers of credit derivatives. It amends FASB Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities,” to require disclosures by sellers of credit derivatives, including credit derivatives embedded in hybrid instruments. The FSP also amends FIN 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others,” to require an additional disclosure about the current status of the payment/performance risk of a guarantee. This amendment of FIN 45 reflects the Board’s belief that instruments with similar risks should have similar disclosures. These amendments are effective for financial statements issued for fiscal years and interim periods ending after November 15, 2008. As of October 31, 2008, management of the Fund is currently assessing the impact of adopting FSP No. 133-1 and FIN 45-4.

ING GLOBAL SCIENCE AND TECHNOLOGY FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2008

Shares			Value

COMMON STOCK: 98.2%
Bermuda: 1.4%
10,600		Covidien Ltd.	$469,474
40,000	@	Marvell Technology Group Ltd.	278,400

			747,874

Canada: 1.4%
15,400	@	Open Text Corp.	399,630
6,800	@, L	Research In Motion Ltd.	342,924

			742,554

China: 1.7%
2,000	@	Baidu.com ADR	412,000
16,900	@, L	Sina Corp.	547,560

			959,560

Finland: 0.4%
14,000	L	Nokia OYJ ADR	212,520

			212,520

France: 0.5%
4,900	@	UbiSoft Entertainment	259,010

			259,010

Germany: 0.6%
9,200	L	SAP AG ADR	325,036

			325,036

Hong Kong: 0.5%
82,300		ASM Pacific Technology	274,959

			274,959

India: 0.4%
17,000	@	Bharti Airtel Ltd.	229,555

			229,555

Japan: 2.7%
8,400		Canon, Inc.	293,930
23,200		Konica Minolta Holdings, Inc.	152,362
21,600		Kurita Water Industries Ltd.	492,827
4,900		Nidec Corp.	263,539
900		Nintendo Co., Ltd.	289,177

			1,491,835

South Korea: 1.3%
2,700		LG Electronics, Inc.	201,584
1,200		Samsung Electronics Co., Ltd.	505,924

			707,508

Switzerland: 1.4%
3,400		Alcon, Inc.	299,608
2,200		Roche Holding AG	336,439
1,900		Roche Holding Ltd. ADR	144,020

			780,067

Taiwan: 2.0%
199,485		Asustek Computer, Inc.	285,733
1		Cheng Uei Precision Industry Co., Ltd.	1
7,740		High Tech Computer Corp.	91,745
67,850		HON HAI Precision Industry Co., Ltd.	163,769
551,145		Inventec Co., Ltd.	172,733

Shares			Value

Taiwan: (continued)
43,984		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	$363,308

			1,077,289

United States: 83.9%
21,700	@	Adobe Systems, Inc.	578,088
15,700	@	Agilent Technologies, Inc.	348,383
4,200	@, L	Alexion Pharmaceuticals, Inc.	171,150
31,500		Altera Corp.	546,525
13,600	@	American Tower Corp.	439,416
27,600	@	Amgen, Inc.	1,652,964
11,700	L	Amphenol Corp.	335,205
11,400		Analog Devices, Inc.	243,504
19,400	@	Apple, Inc.	2,087,246
50,150		Applied Materials, Inc.	647,437
31,300	@, L	Ariba, Inc.	334,910
16,400		AT&T, Inc.	439,028
11,800		Automatic Data Processing, Inc.	412,410
12,900		Baxter International, Inc.	780,321
8,200		Beckman Coulter, Inc.	409,344
10,900		Becton Dickinson & Co.	756,460
6,600	@	Biogen Idec, Inc.	280,830
25,300	@	BMC Software, Inc.	653,246
27,400	@, L	Broadcom Corp.	467,992
19,700		CA, Inc.	350,660
11,800	@, L	Cavium Networks, Inc.	150,332
27,500	@, L	Celera Corp.	311,025
59,600	@	Cisco Systems, Inc.	1,059,092
27,200	@	Citrix Systems, Inc.	700,944
57,200		Corning, Inc.	619,476
13,600		CVS Caremark Corp.	416,840
17,500	@, L	Cyberonics	222,950
8,400	@, L	Digital River, Inc.	208,152
18,100	@	eBay, Inc.	276,387
11,500	@, L	Electronic Arts, Inc.	261,970
41,300	@	EMC Corp.	486,514
27,600	@, L	F5 Networks, Inc.	685,032
17,400	@	Genentech, Inc.	1,443,156
15,700	@	Genzyme Corp.	1,144,216
12,200	@	Gilead Sciences, Inc.	559,370
1,500	@	Google, Inc. - Class A	539,040
14,200		Harris Corp.	510,490
44,300		Hewlett-Packard Co.	1,695,804
103,500		Intel Corp.	1,656,000
27,800		International Business Machines Corp.	2,584,566
24,400		Jabil Circuit, Inc.	205,204
28,800	@	JDS Uniphase Corp.	157,248
11,400		Johnson & Johnson	699,276
42,800	@	Juniper Networks, Inc.	802,072
16,900		KLA-Tencor Corp.	392,925
13,200	@, L	Kulicke & Soffa Industries, Inc.	38,808
11,200	@, L	Lam Research Corp.	250,432
17,300		Linear Technology Corp.	392,364
14,500		Lockheed Martin Corp.	1,233,225
22,700	@, L	McAfee, Inc.	738,885
31,500		Medtronic, Inc.	1,270,395
48,888		Microsoft Corp.	1,091,669
33,200		Motorola, Inc.	178,284
14,000	@, L	Netlogic Microsystems, Inc.	295,680
84,892	@	Oracle Corp.	1,552,675

See Accompanying Notes to Financial Statements

ING GLOBAL SCIENCE AND TECHNOLOGY FUND	PORTFOLIO OF INVESTMENTS AS OF OCTOBER 31, 2008 (CONTINUED)

Shares			Value

United States: (continued)
11,400	@, L	Polycom, Inc.	$239,514
14,700	@, L	Progress Software Corp.	337,218
38,400		Qualcomm, Inc.	1,469,184
17,100		Raytheon Co.	873,981
15,900	@, L	Red Hat, Inc.	211,629
7,900	@, L	Salesforce.com, Inc.	244,584
10,200	@	SenoRx, Inc.	26,928
7,800	@	St. Jude Medical, Inc.	296,634
37,200	@, L	Sybase, Inc.	990,636
41,100	@	Symantec Corp.	517,038
18,500	@	Syniverse Holdings, Inc.	347,800
36,800	@	Teradyne, Inc.	187,680
34,900		Texas Instruments, Inc.	682,644
10,900	@, L	Varian Semiconductor Equipment Associates, Inc.	213,858
28,900	@, L	VeriSign, Inc.	612,680
16,900		Verizon Communications, Inc.	501,423
8,900	@, L	Vertex Pharmaceuticals, Inc.	233,269
34,500		Xilinx, Inc.	635,490
35,400	@, L	Yahoo!, Inc.	453,828

			45,841,635

		Total Common Stock ( Cost $63,589,321)	53,649,402

Principal Amount		Value
SHORT-TERM INVESTMENTS: 11.6%
Securities Lending Collateralcc: 11.6%
$6,490,872	Bank of New York Mellon Corp. Institutional Cash Reserves	$6,370,969

	Total Short-Term Investments (Cost $6,490,872)	6,370,969

Total Investments in Securities (Cost $70,080,193)*	109.8%	$60,020,371
Other Assets and Liabilities - Net	(9.8)	(5,367,533)

Net Assets	100.0%	$54,652,838

@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at October 31, 2008.
*	Cost for federal income tax purposes is $71,046,296.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$1,662,274
Gross Unrealized Depreciation	(12,688,199)

Net Unrealized Depreciation	$(11,025,925)

Industry	Percentage of Net Assets
Aerospace/Defense	3.9%
Biotechnology	10.6
Commercial Services	0.7
Computers	14.2
Electrical Components & Equipment	0.4
Electronics	2.4
Environmental Control	0.9
Healthcare - Products	9.6
Internet	9.1
Miscellaneous Manufacturing	0.3
Office/Business Equipment	0.5
Pharmaceuticals	0.9
Retail	0.8
Semiconductors	15.0
Software	15.2
Telecommunications	13.2
Toys/Games/Hobbies	0.5
Short-Term Investments	11.6
Other Assets and Liabilities - Net	(9.8)

Net Assets	100.0%

At October 31, 2008 the following forward foreign currency contracts were outstanding for the ING Global Science and Technology Fund:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
			USD
Japanese Yen
JPY 58,000,000	Buy	01/21/09	597,280	$591,107	$(6,173)

					$(6,173)

Swiss Franc
CHF 429,000	Sell	12/10/08	378,307	$370,164	$8,143
EU Euro
EUR 178,200	Sell	11/06/08	243,462	227,072	16,390
Hong Kong SAR Dollar
HKD 1,959,000	Sell	01/21/09	252,863	252,713	150
Japanese Yen
JPY 175,681,000	Sell	01/21/09	1,739,244	1,790,454	(51,210)

					$(26,527)

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Series Fund, Inc. was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the following series of proposals to standardize the investment restrictions of the Fund:

1A	to modify the fundamental investment restriction on concentration.

1B	to modify the fundamental investment restriction on diversification.

1C	to modify the fundamental investment restriction on borrowing.

1D	to modify the fundamental investment restriction on lending.

1E	to modify the fundamental investment restriction on underwriting.

1F	to modify the fundamental investment restriction on real estate.

1G	to modify the fundamental investment restriction on senior securities.

1H	to modify the fundamental investment restriction on commodities.

2	To reclassify the investment objective of each Fund as non-fundamental.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

ING Global Science and Technology Fund	1A	2,539,910.444	117,562.750	114,341.938	1,584,925.000	4,356,740.132

ING Global Science and Technology Fund	1B	2,542,085.105	124,362.926	105,367.101	1,584,925.000	4,356,740.132

ING Global Science and Technology Fund	1C	2,516,513.939	151,697.360	103,603.833	1,584,925.000	4,356,740.132

ING Global Science and Technology Fund	1D	2,526,363.061	147,942.846	97,509.225	1,584,925.000	4,356,740.132

ING Global Science and Technology Fund	1E	2,531,660.134	141,480.775	98,674.223	1,584,925.000	4,356,740.132

ING Global Science and Technology Fund	1F	2,540,281.064	135,973.246	95,560.822	1,584,925.000	4,356,740.132

ING Global Science and Technology Fund	1G	2,541,723.010	125,325.414	104,766.708	1,584,925.000	4,356,740.132

ING Global Science and Technology Fund	1H	2,539,187.351	137,454.714	95,173.067	1,584,925.000	4,356,740.132

ING Global Science and Technology Fund	2	2,507,302.385	165,143.219	99,909.528	1,584,385.000	4,356,740.132

*	The Shareholder Meeting for ING Global Science and Technology Fund was adjourned to December 17, 2007.

A special meeting of shareholders of ING Series Funds, Inc. (the “Company”) was held November 15, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as wells as the results are outlined below:

Matters:

1	To elect a Board of Directors of the Company.

2	To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning January 1, 2008.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

Albert E. DePrince, Jr.	1	553,197,091.296	9,435,045.379	0.000	0.000	562,632,136.675

Maria T. Fighetti	1	553,140,758.731	9,491,377.944	0.000	0.000	562,632,136.675

Sidney Koch	1	552,024,290.717	10,607,845.958	0.000	0.000	562,632,136.675

Corine T. Norgaard	1	552,843,470.121	9,788,666.554	0.000	0.000	562,632,136.675

Joseph E. Obermeyer	1	553,125,389.306	9,506,747.369	0.000	0.000	562,632,136.675

Edward T. O’Dell	1	551,984,870.156	10,647,266.519	0.000	0.000	562,632,136.675

Russell Jones	1	552,516,531.308	10,115,605.367	0.000	0.000	562,632,136.675

Shaun Mathews	1	552,092,910.617	10,539,226.058	0.000	0.000	562,632,136.675

Fredric (Rick) A. Nelson III	1	552,733,866.828	9,898,269.847	0.000	0.000	562,632,136.675

ING Series Fund, Inc. Registrant	2	549,100,175.251	5,018,944.907	8,513,016.517	0.000	562,632,136.675

* The Shareholder Meeting for the Company was adjourned to December 17, 2007.

A special meeting of shareholders of ING Series Fund, Inc. was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the following series of proposals to standardize the investment restrictions of the Fund:

1A	to modify the fundamental investment restriction on concentration.

1B	to modify the fundamental investment restriction on diversification.

1C	to modify the fundamental investment restriction on borrowing.

1D	to modify the fundamental investment restriction on lending.

1E	to modify the fundamental investment restriction on underwriting.

1F	to modify the fundamental investment restriction on real estate.

1G	to modify the fundamental investment restriction on senior securities.

1H	to modify the fundamental investment restriction on commodities.

2	To reclassify the investment objective of each Fund as non-fundamental.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

ING Global Science and Technology Fund	1A	7,274,732.855	175,071.133	241,412.895	1,339,285.000	9,030,501.883

ING Global Science and Technology Fund	1B	7,281,033.497	189,091.301	221,092.085	1,339,285.000	9,030,501.883

ING Global Science and Technology Fund	1C	7,251,737.797	215,010.505	224,468.581	1,339,285.000	9,030,501.883

ING Global Science and Technology Fund	1D	7,251,418.447	221,936.523	217,861.913	1,339,285.000	9,030,501.883

ING Global Science and Technology Fund	1E	7,270,539.875	205,356.363	215,320.645	1,339,285.000	9,030,501.883

ING Global Science and Technology Fund	1F	7,265,953.989	211,276.329	213,986.565	1,339,285.000	9,030,501.883

ING Global Science and Technology Fund	1G	7,279,408.378	180,849.679	230,958.826	1,339,285.000	9,030,501.883

ING Global Science and Technology Fund	1H	7,287,813.950	190,966.489	212,436.444	1,339,285.000	9,030,501.883

ING Global Science and Technology Fund	2	7,248,276.108	230,392.429	212,548.346	1,339,285.000	9,030,501.883

*	The proposals passed.

A special meeting of shareholders of ING Series Funds, Inc. (the “Company”) was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as wells as the results are outlined below:

Matters:

1	To elect a Board of Directors of the Company.

2	To ratify the selection of KPMG LLP as the registered independent public accounting firm for the Funds for the fiscal year beginning January 1, 2008.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted

Albert E. DePrince, Jr.	1	641,383,911.945	14,144,949.794	0.000	0.000	655,528,861.739

Maria T. Fighetti	1	641,192,358.308	14,336,503.431	0.000	0.000	655,528,861.739

Sidney Koch	1	639,718,181.417	15,810,680.322	0.000	0.000	655,528,861.739

Corine T. Norgaard	1	641,029,502.475	14,499,359.264	0.000	0.000	655,528,861.739

Joseph E. Obermeyer	1	641,368,298.820	14,160,562.919	0.000	0.000	655,528,861.739

Edward T. O’Dell	1	640,195,244.283	15,333,617.456	0.000	0.000	655,528,861.739

Russell Jones	1	640,768,607.167	14,760,254.572	0.000	0.000	655,528,861.739

Shaun Mathews	1	640,311,292.192	15,217,569.547	0.000	0.000	655,528,861.739

Fredric (Rick) A. Nelson III	1	640,954,317.910	14,574,543.829	0.000	0.000	655,528,861.739

ING Series Fund, Inc. Registrant	2	636,248,975.674	7,979,217.309	11,300,668.756	0.000	655,528,861.739

*	The proposals passed.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company, and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Funds in Complex(2) Overseen by Director	Other Directorships held by Director/Trustee

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 67	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	38	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 73	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	38	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	38	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); Mass Mutual Premier Funds (December 2004 - Present); and MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	38	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 64	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation (April 1973 - March 2008)	38	None.
Directors who are “Interested Persons”

Shaun Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(4) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).	208	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(5), ING Funds Services, LLC(6), ING Investments, LLC(4) and ING Pilgrim Funding, Inc. (December 2006 - Present).

Fredric (Rick) A. Nelson III(3) 230 Park Avenue New York, New York 10169 Age: 51	Director	December 2007 - Present	Chief Investment Officer, ING (April 2003 - Present)	38	None.

(1)	Directors serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING VP Balanced Portfolio, Inc.; ING VP Intermediate Bond Portfolio; and ING VP Money Market Portfolio. For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(4)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(5)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(6)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years
Officers:

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); Chief Marketing Officer, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(5) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 58	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	Executive Vice President March 2006 - Present Chief Compliance Officer November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(5) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006) and Attorney - Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years

William Evans 10 State House Square Hartford, Ct 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services(3) (March 2005 - March 2008); Tax Senior, ING Funds Services(3) (January 2004 - March 2005); and Tax Senior, KPMG LLP (August 2002 - December 2003).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008)

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services LLC is the sucessor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

APPROVAL OF NEW SUB-ADVISORY CONTRACT FOR ING GLOBAL SCIENCE AND TECHNOLOGY FUND

On September 25, 2008, the Board of Directors, including a majority of the Independent Directors, determined to appoint ING Investment Management Co. (“IIM”) as sub-adviser to the ING Global Science and Technology Fund (the “Fund”) and considered the approval of a new sub-advisory contract (the “New Agreement”) for the Fund. The Board approved the New Agreement under which IIM would provide sub-advisory services to transition the Fund’s investment portfolio in the pre-merger period if Fund shareholders approved the merger of the Fund with and into the ING MidCap Opportunities Fund (the “Merger”) and the New Agreement. In determining whether to approve the New Agreement for the Fund, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the New Agreement should be approved for the Fund. The materials provided to the Board in support of the New Agreement included the following: (1) a memorandum discussing the implementation of the transition strategy for the Fund in anticipation of the Merger; (2) responses to questions posed by Goodwin Procter LLP on behalf of the Independent Directors; (3) supporting documentation, including a copy of the form of the New Agreement; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by Management and by IIM in connection with its management of funds in the ING Funds Complex, including the Fund.

The Board’s consideration of whether to approve the New Agreement took into account several factors including, but not limited to, the following: (1) the Adviser’s view with respect to IIM’s management of the ING MidCap Opportunities Fund; (2) the limited nature and quality of the services to be provided by IIM under the New Agreement; (3) the personnel, operations, and investment management capabilities of IIM; (4) the expected limited term of the New Agreement; (5) the fairness of the compensation under the New Agreement in light of the services to be provided by IIM; (6) that the sub-advisory fee rate payable by the Adviser will remain the same; (7) IIM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of other funds in the ING Funds complex; and (8) IIM’s Code of Ethics, which has previously been approved for the Fund and other ING Funds, and related procedures for complying with that Code.

After its deliberations, the Board reached the following conclusions: (1) IIM should be appointed as the Fund’s Sub-Adviser under the New Agreement to provide advisory services to the Fund in the pre-merger period; and (2) the sub-advisory fee rate payable by the Adviser to IIM is reasonable in the context of all factors considered by the Board.

Based on these conclusions and other factors, the Board voted to approve the New Agreement. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Fund-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Fundamental Research Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

330 West 9th Street

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-AINTLABCIO	(1008-122908)

Item 2.	Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $35,302 for year ended October 31, 2008 and $38,000 for year ended October 31, 2007.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $2,150 for the year ended October 31, 2008 and $55,195 for the year ended October 31, 2007.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $14,558 in the year ended October 31, 2008 and $10,380 in the year ended October 31, 2007. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $5,000 for the year ended October 31, 2008 and $0 for the year ended October 31, 2007.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

2

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

3

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Date last approved: December 18, 2007

4

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre-Approval Period

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

5

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

6

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Service	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations	✓		Not to exceed $50,000 during the Pre-Approval Period

8

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	✓	✓	Not to exceed $5,000 per Fund during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services

Dated:         2008

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING GET FUND

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

11

(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,168,685 for year ended October 31, 2008 and $218,030 for year ended October 31, 2007.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 11.	Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item	12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 7, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: January 7, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 7, 2009